Exhibit 99.2

THIRD QUARTER 2013 SUPPLEMENTAL DATA SEPTEMBER 30, 2013

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2013 that will be released on Form 10-Q to be filed on or before November 12, 2013.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-13
Comparative Balance Sheets	14-15
Comparative Statements of Operations	16
Comparative Computation of FFO and FAD	17
Consolidated Statement of Equity	18
Joint Venture Statements	19-21

Selected Financial Data	22-25
Debt Summary Schedule	26-28
Summary of Ground Lease Arrangements	29

Debt and Preferred Equity Investments	30-32

Selected Property Data
Composition of Property Portfolio	33-36
Largest Tenants	37
Tenant Diversification	38
Leasing Activity Summary	39-42
Annual Lease Expirations	43-44

Summary of Real Estate Acquisition/Disposition Activity	45-48
Corporate Information	49
Analyst Coverage	50
Supplemental Definitions	51

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

THIRD QUARTER 2013 HIGHLIGHTS UNAUDITED

Summary

New York, NY, October 23, 2013 — SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $127.4 million, or $1.34 per diluted share, for the quarter ended September 30, 2013, compared to $104.8 million, or $1.12 per diluted share, for the same quarter in 2012.  The current quarter results include a non-recurring, non-cash charge of $6.9 million, or $0.07 per diluted share, related to the accounting balances of a former tenant.

Net income attributable to common stockholders totaled $37.0 million, or $0.40 per diluted share, for the quarter ended September 30, 2013, compared to $7.7 million, or $0.09 per diluted share, for the same quarter in 2012.

Operating and Leasing Activity

For the third quarter of 2013, the Company reported revenues and operating income of $363.8 million and $205.3 million, respectively, compared to $357.0 million and $202.2 million, respectively, for the same period in 2012. The current quarter revenues reflect a non-recurring, non-cash charge of $6.9 million, or $0.07 per diluted share, related to a former tenant.

Same-store cash NOI on a combined basis increased by 1.6 percent to $176.6 million for the quarter ended September 30, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 1.4 percent to $152.1 million and unconsolidated joint venture property same-store cash NOI increased 2.8 percent to $24.5 million.

Same-store cash NOI on a combined basis increased by 2.8 percent to $538.7 million for the nine months ended September 30, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 3.0 percent to $466.4 million and unconsolidated joint venture property same-store cash NOI increased 1.9  percent to $72.3  million.

Manhattan same-store occupancy, inclusive of 370,113 square feet of leases signed but not yet commenced, increased to 95.8 percent as of September 30, 2013.

During the quarter, the Company signed 52 office leases in its Manhattan portfolio totaling 441,338 square feet.  Twenty-five leases totaling 224,588 square feet represented office leases that replaced previous vacancy. Twenty-seven leases comprising 216,750 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $56.52 per rentable square foot, representing a 1.0 percent increase over the previously fully escalated rents on the same office spaces.  Excluding one lease for 17,320 square feet at 810 Seventh Avenue where a new 10.6 year lease was signed on space recently vacated by a tenant in bankruptcy, the mark-to-market on replacement office leases signed in the Manhattan portfolio during the third quarter was 7.8 percent higher than the previous fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the third quarter was 9.4 years and average tenant concessions were 5.6 months of free rent with a tenant improvement allowance of $44.20 per rentable square foot.

THIRD QUARTER 2013 HIGHLIGHTS UNAUDITED

During the first nine months of 2013, the Company signed 176 office leases in its Manhattan portfolio totaling 1,795,447 square feet.  Eighty-one leases totaling 575,500 square feet represented office leases that replaced previous vacancy. Ninety-five leases comprising 1,219,947 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $59.82 per rentable square foot, representing a 5.8 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first nine months of 2013 was 7.1 years and average tenant concessions were 3.5 months of free rent with a tenant improvement allowance of $31.39 per rentable square foot.

Same-store occupancy for the Company’s Suburban portfolio, inclusive of 57,412 of leases signed but not yet commenced, increased to 81.2 percent as of September 30, 2013.

During the quarter, the Company signed 28 office leases in the Suburban portfolio totaling 142,384 square feet.  Sixteen leases totaling 82,975 square feet represented office leases that replaced previous vacancy. Twelve leases comprising the remaining 59,409 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $31.52 per rentable square foot, representing a 0.2 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the third quarter was 8.0 years and average tenant concessions were 6.2 months of free rent with a tenant improvement allowance of $30.65 per rentable square foot.

During the first nine months of 2013, the Company signed 108 office leases in its Suburban portfolio totaling 718,255 square feet.  Forty-eight leases totaling 271,231 square feet represented office leases that replaced previous vacancy. Sixty leases comprising 447,024 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated.  Those replacement leases had average starting rents of $30.40 per rentable square foot, representing a 4.0 percent decrease over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the first nine months of 2013 was 7.4 years and average tenant concessions were 5.1 months of free rent with a tenant improvement allowance of $21.50 per rentable square foot.

Significant leases that were signed during the third quarter included:

•                  New lease on 56,794 square feet with Meister Seelig & Fein LLP for 15.0 years at 125 Park Avenue;

•                  New lease on 47,763 square feet with Bloomingdales, Inc. for 10.8 years at 919 Third Avenue;

•                  New lease on 27,231 square feet with Murphy & McGonigle, P.C. for 10.5 years at 1185 Avenue of the Americas;

THIRD QUARTER 2013 HIGHLIGHTS UNAUDITED

•                  New lease on 26,520 square feet with Shiseido for 13.0 years at The Meadows;

•                  New lease on 22,437 square feet with Dragados USA, Inc. for 15.7 years at 810 Seventh Avenue; and

•                  Early renewal on 22,393 square feet with AT&T Services, Inc. for 5.0 years at 810 Seventh Avenue bringing the remaining lease term to 5.7 years.

Marketing, general and administrative, or MG&A, expenses for the quarter ended September 30, 2013 were $20.9 million, or 4.9 percent of total revenues including the Company’s share of joint venture revenue compared to $20.6 million, or 5.0 percent for the quarter ended September 30, 2012.

Real Estate Investment Activity

In August 2013, the Company entered into a contract to acquire a mixed-use residential and commercial property located at 315 West 33rd Street, New York, New York for $386.0 million. The 36-story, 492,987 square foot building, which was completed in 2012, includes 333 luxury rental apartments.  The commercial space, which is 100 percent leased at below-market rental rates, consists of 270,000 square feet and includes a 14-screen movie theater, five ground-level retail stores, two office suites and a 250 space parking garage.  This transaction is expected to be completed in the fourth quarter of 2013, subject to customary closing conditions.

In August 2013, the Company closed on the sale of a 345,400 square foot property located at 333 West 34th Street in Manhattan for $220.3 million, or approximately $630 per square foot.  The Company recognized a gain of $13.8 million on the transaction.

During the third quarter of 2013, the Company closed on the sale of two properties in the West Coast Office portfolio for $112.4 million.  Since taking an equity ownership position in the portfolio in July 2012, three properties have been sold for a total of $224.3 million.

In September 2013, the Company closed on the sale of a 130,000 square foot property located at 300 Main Street in Stamford, Connecticut for $13.5 million.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.3 billion at September 30, 2013.  During the third quarter, the Company originated new debt and preferred equity investments totaling $180.8 million, all of which are collateralized by New York City commercial office properties, and recorded $110.0 million of principal reductions from investments that were sold or repaid. The debt and preferred equity investment portfolio had a weighted average maturity of 2.2 years as of September 30, 2013 and had a weighted average yield during the quarter ended September 30, 2013 of 11.2 percent.

Financing and Capital Activity

In October 2013, Fitch Ratings upgraded the ratings outlook of the Company from Stable to Positive, citing the Company’s credit strengths including the high quality of its New York portfolio, manageable lease expirations and debt maturities, its growing unencumbered asset pool and improving credit metrics.

THIRD QUARTER 2013 HIGHLIGHTS UNAUDITED

In October 2013, the Company closed on a new $275.0 million seven year, floating rate mortgage financing of 220 E 42nd Street.  The new mortgage, which bears interest at 160 basis points over the 30-day LIBOR, replaces the previous $183.5 million mortgage that was repaid in August 2013.

Dividends

During the third quarter of 2013, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.33 per share of common stock, which was paid on October 15, 2013 to stockholders of record on the close of business on September 30, 2013; and

•                  $0.40625 per share on the Company’s 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2013 through and including October 14, 2013, which was paid on October 15, 2013 to stockholders of record on the close of business on September 30, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

SL Green Realty Corp.
Key Financial Data
September 30, 2013
(Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012

Earnings Per Share
Net income available to common stockholders - diluted	$0.40		$0.09		$0.21		$0.22		$0.09
Funds from operations available to common stockholders - diluted	$1.34		$1.27		$1.16		$1.14		$1.12
Funds available for distribution to common stockholders - diluted	$1.09		$0.91		$1.03		$0.74		$0.81

Common Share Price & Dividends
At the end of the period	$88.84		$88.19		$86.11		$76.65		$80.07
High during period	$95.61		$94.21		$86.29		$79.63		$84.88
Low during period	$85.40		$84.36		$78.16		$71.37		$76.13
Common dividends per share	$0.33		$0.33		$0.33		$0.33		$0.25

FFO payout ratio	24.6%		25.9%		28.5%		29.0%		22.4%
FAD payout ratio	30.2%		36.2%		32.2%		44.6%		30.7%

Common Shares & Units
Common shares outstanding	92,214		91,813		91,555		91,250		90,363
Units outstanding	2,792		2,794		2,586		2,760		3,310
Total common shares and units outstanding	95,006		94,607		94,141		94,010		93,673

Weighted average common shares and units outstanding - basic	94,780		94,312		94,086		93,747		93,561
Weighted average common shares and units outstanding - diluted	95,016		94,536		94,302		94,011		93,891

Market Capitalization
Market value of common equity	$8,440,333		$8,343,391		$8,106,482		$7,205,867		$7,500,397
Liquidation value of preferred equity/units	249,550		249,550		442,050		442,050		442,050
Consolidated debt	6,819,627		6,721,936		6,678,073		6,520,420		6,388,277
Consolidated market capitalization	$15,509,510		$15,314,877		$15,226,605		$14,168,337		$14,330,724
SLG portion of JV debt	2,151,395		2,145,321		2,199,143		2,135,361		2,031,576
Combined market capitalization	$17,660,905		$17,460,198		$17,425,748		$16,303,698		$16,362,300

Consolidated debt to market capitalization	44.0%		43.9%		43.9%		46.0%		44.6%
Combined debt to market capitalization	50.8%		50.8%		50.9%		53.1%		51.5%

Consolidated debt service coverage	2.43	x	2.49	x	2.29	x	2.08	x	2.20	x
Consolidated fixed charge coverage	2.13	x	2.13	x	1.94	x	1.77	x	1.88	x
Combined fixed charge coverage	1.91	x	1.92	x	1.75	x	1.62	x	1.73	x

Supplemental Information	Third Quarter 2013

SL Green Realty Corp.
Key Financial Data
September 30, 2013
(Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2013		6/30/2013		3/31/2013		12/31/2012		9/30/2012

Selected Balance Sheet Data
Real estate assets before depreciation	$11,713,705		$11,663,263		$11,732,106		$11,667,698		$11,719,628
Investments in unconsolidated joint ventures	$1,109,815		$1,085,793		$1,073,130		$1,032,243		$1,020,790
Debt and Preferred Equity Investments	$1,315,551		$1,227,421		$1,431,731		$1,348,434		$1,063,034
Cash and cash equivalents	$209,098		$198,969		$220,140		$189,984		$162,363
Investment in marketable securities	$32,863		$26,266		$22,994		$21,429		$21,549

Total assets	$14,574,919		$14,401,925		$14,531,862		$14,378,985		$14,276,332

Fixed rate & hedged debt	$5,606,449		$5,806,183		$5,811,994		$4,922,725		$4,960,419
Variable rate debt	1,213,178		915,753		866,079		1,597,695		1,427,858
Total consolidated debt	$6,819,627		$6,721,936		$6,678,073		$6,520,420		$6,388,277

Total liabilities	$7,508,229		$7,385,236		$7,356,459		$7,209,425		$7,101,664

Fixed rate & hedged debt - including SLG portion of JV debt	$6,870,840		$7,071,214		$7,070,303		$6,181,112		$6,262,129
Variable rate debt - including SLG portion of JV debt	2,100,182		1,796,043		1,806,913		2,474,669		2,157,724
Total combined debt	$8,971,022		$8,867,257		$8,877,216		$8,655,781		$8,419,853

Selected Operating Data
Property operating revenues	$309,440		$312,688		$306,993		$305,294		$319,870
Property operating expenses	(142,910)		(130,791)		(136,591)		(134,606)		(144,518)
Property operating NOI	$166,530		$181,897		$170,402		$170,688		$175,352
NOI from discontinued operations	1,536		3,256		2,756		2,488		3,249
Total property operating NOI - consolidated	$168,066		$185,153		$173,158		$173,176		$178,601
SLG share of property NOI from JVs	45,918		45,814		42,989		40,291		37,603
Total property operating NOI - combined	$213,984		$230,967		$216,147		$213,467		$216,204
Debt and preferred equity investment income	44,448		46,731		52,708		31,500		27,869
Other income	9,877		5,726		5,767		9,805		9,272
Gain on early extinguishment of debt from JVs	—		—		—		—		10,711
Income from discontinued operations	—		—		—		9,318		—
Marketing general & administrative expenses	(20,869)		(21,514)		(21,067)		(21,372)		(20,551)
EBITDA - combined	$247,440		$261,910		$253,555		$242,718		$243,505

Consolidated Debt to EBITDA (trailing-12 months)	7.92	x	7.88	x	7.98	x	8.07	x	8.11	x
Combined Debt to EBITDA (trailing-12 months)	8.68	x	8.63	x	8.82	x	8.89	x	8.85	x

SL Green Realty Corp.
Key Financial Data
September 30, 2013
(Dollars in Thousands Except Per Share)

Manhattan Properties

	As of or for the three months ended
	9/30/2013		6/30/2013	3/31/2013	12/31/2012	9/30/2012

Selected Operating Data
Property operating revenues	$279,853		$286,819	$284,083	$280,763	$276,521
Property operating expenses	123,859		112,719	121,001	118,046	117,572
Property operating NOI	$155,994		$174,100	$163,082	$162,717	$158,949
NOI from discontinued operations	1,356		3,226	2,639	2,240	2,315
Total property operating NOI - consolidated	$157,350		$177,326	$165,721	$164,957	$161,264

Other income - consolidated	$443		$480	$1,295	$1,954	$555

SLG share of property NOI from unconsolidated JV	$41,288		$39,987	$36,171	$35,161	$35,124

Portfolio Statistics
Consolidated office buildings in service	26		27	27	27	28
Unconsolidated office buildings in service	9		9	9	9	7
	35		36	36	36	35

Consolidated office buildings in service - square footage	18,012,945		18,347,945	18,347,945	18,347,945	18,807,945
Unconsolidated office buildings in service - square footage	5,934,434		5,934,434	5,934,434	5,934,434	5,326,815
	23,947,379		24,282,379	24,282,379	24,282,379	24,134,760

Quarter end occupancy- same store - combined office (consolidated + joint venture)	94.4	%(2)	94.4%	94.3%	94.3%	93.9%

Office Leasing Statistics
Total office leases commenced	47		58	55	53	45

Commenced office square footage filling vacancy	208,460		131,210	129,746	83,819	97,524
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	156,532		518,215	406,355	206,289	117,813
Total office square footage commenced	364,992		649,425	536,101	290,108	215,337

Average rent psf - leases commenced	$56.78		$56.39	$57.06	$56.96	$48.73
Previously escalated rents psf	$59.78		$53.72	$54.72	$55.61	$52.65
Percentage of new rent over previously escalated rents (1)	-5.0%		5.0%	4.3%	2.4%	-7.4%
Average lease term	8.7		6.5	5.4	7.2	8.5
Tenant concession packages psf	$38.15		$23.23	$21.55	$33.25	$52.96
Free rent months	5.2		1.6	2.2	2.7	3.8

(1) Calculated on space that was occupied within the previous 12 months

(2) Manhattan same-store occupancy, inclusive of 370,113 square feet of leases signed but not yet commenced, increased to 95.8% as of September 30, 2013.

SL Green Realty Corp.
Key Financial Data
September 30, 2013
(Dollars in Thousands Except Per Share)

Suburban Properties (2)

	As of or for the three months ended
	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012

Selected Operating Data
Property operating revenues	$28,917	$26,341	$23,815	$26,879	$25,320
Property operating expenses	15,545	14,721	13,015	14,199	13,772
Property operating NOI	$13,372	$11,620	$10,800	$12,680	$11,548
NOI from discontinued operations	178	29	136	141	184
Total property operating NOI - consolidated	$13,550	$11,649	$10,936	$12,821	$11,732

Other income - consolidated	$549	$843	$1,618	$185	$2,670

SLG share of property NOI from unconsolidated JV	$1,496	$1,186	$2,000	$2,021	$2,446

Portfolio Statistics
Consolidated office buildings in service	26	27	26	25	25
Unconsolidated office buildings in service	4	4	5	5	5
	30	31	31	30	30

Consolidated office buildings in service - square footage	4,087,400	4,217,400	3,899,800	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	1,222,100	1,222,100	1,539,700	1,539,700	1,539,700
	5,309,500	5,439,500	5,439,500	5,402,700	5,402,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	80.0%	80.2%	79.9%	80.6%	80.8%

Office Leasing Statistics
Total office leases commenced	35	30	34	28	26

Commenced office square footage filling vacancy	86,487	59,648	74,975	32,545	52,998
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	143,787	151,408	150,097	108,258	81,739
Total office square footage commenced	230,274	211,056	225,072	140,803	134,737

Average rent psf - leases commenced	$28.09	$30.73	$32.51	$30.04	$31.89
Previously escalated rents psf	$28.11	$34.25	$32.74	$32.30	$32.48
Percentage of new rent over previously escalated rents (1)	0.0%	-10.3%	-0.7%	-7.0%	-1.8%
Average lease term	7.1	6.8	7.1	6.3	5.5
Tenant concession packages psf	$24.47	$18.67	$17.40	$16.21	$14.32
Free rent months	5.0	5.6	3.1	4.7	2.6

(1) Calculated on space that was occupied within the previous 12 months

(2) Excludes the west coast office portfolio

COMPARATIVE BALANCE SHEETS

Unaudited
(Dollars in Thousands)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Assets
Commercial real estate properties, at cost:
Land & land interests	$2,868,833	$2,866,048	$2,886,099	$2,886,099	$2,937,866
Buildings & improvements fee interest	7,440,543	7,393,930	7,452,347	7,389,766	7,438,364
Buildings & improvements leasehold	1,353,997	1,352,953	1,346,481	1,346,748	1,331,190
Buildings & improvements under capital lease	50,332	50,332	47,179	40,340	12,208
	11,713,705	11,663,263	11,732,106	11,662,953	11,719,628
Less accumulated depreciation	(1,574,002)	(1,502,694)	(1,461,775)	(1,393,323)	(1,339,324)
	10,139,703	10,160,569	10,270,331	10,269,630	10,380,304
Other real estate investments:
Investment in unconsolidated joint ventures	1,109,815	1,085,793	1,073,130	1,032,243	1,020,790
Debt and preferred equity investments, net	1,315,551	1,227,421	1,431,731	1,348,434	1,063,034

Assets held for sale, net	—	207,665	—	4,901	91,574
Cash and cash equivalents	209,098	198,969	220,140	189,984	162,363
Restricted cash	356,844	130,483	130,233	136,071	143,058
Investment in marketable securities	32,863	26,266	22,994	21,429	21,549
Tenant and other receivables, net of $22,383 reserve at 9/30/13	51,354	51,646	41,950	48,544	35,315
Related party receivables	7,800	6,845	11,133	7,531	—
Deferred rents receivable, net of reserve for tenant credit loss of $29,508 at 9/30/13	374,615	360,954	355,250	340,747	330,349
Deferred costs, net	247,850	246,058	252,018	261,145	253,137
Other assets	729,426	699,256	722,952	718,326	774,859

Total Assets	$14,574,919	$14,401,925	$14,531,862	$14,378,985	$14,276,332

COMPARATIVE BALANCE SHEETS

Unaudited
(Amounts in Thousands)

	9/30/2013	6/30/2013	3/31/2013	12/31/2012	9/30/2012
Liabilities
Mortgages and other loans payable	$4,641,758	$4,835,231	$4,815,485	$4,615,464	$4,849,233
Term loan and senior unsecured notes	1,737,869	1,735,205	1,732,588	1,734,956	1,176,252
Revolving credit facility	340,000	40,000	30,000	70,000	200,000
Accrued interest and other liabilities	69,359	72,415	73,666	73,769	100,528
Accounts payable and accrued expenses	167,719	138,029	143,812	159,598	147,452
Deferred revenue	293,393	296,930	310,214	312,995	352,145
Capitalized lease obligations	47,492	47,240	43,404	37,518	17,167
Deferred land lease payable	21,066	19,948	19,750	20,897	18,833
Dividends and distributions payable	34,749	34,740	37,737	37,839	29,154
Security deposits	54,824	53,604	49,803	46,253	47,698
Liabilities related to assets held for sale	—	11,894	—	136	63,202
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,508,229	7,385,236	7,356,459	7,209,425	7,101,664

Noncontrolling interest in operating partnership (2,792 units outstanding) at 9/30/13	248,046	243,925	220,174	212,907	265,093
Series G Preferred Units	47,550	47,550	47,550	47,550	47,550
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	—	—	180,340	180,340	180,340
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,965	222,245
Common stock, $.01 par value, 160,000 shares authorized, 95,780 issued and outstanding at 9/30/13	959	955	953	950	940
Additional paid–in capital	4,757,778	4,716,012	4,697,528	4,667,900	4,589,423
Treasury stock (3,566 shares) at 9/30/13	(316,989)	(316,768)	(322,858)	(322,858)	(319,905)
Accumulated other comprehensive loss	(19,249)	(18,622)	(26,117)	(29,587)	(29,281)
Retained earnings	1,636,584	1,631,287	1,665,468	1,701,092	1,728,150
Total SL Green Realty Corp. stockholders’ equity	6,281,015	6,234,796	6,417,246	6,419,802	6,371,912

Noncontrolling interest in other partnerships	488,079	488,418	488,433	487,301	488,113

Total equity	6,769,094	6,723,214	6,905,679	6,907,103	6,860,025

Total Liabilities and Equity	$14,574,919	$14,401,925	$14,531,862	$14,378,985	$14,276,332

COMPARATIVE STATEMENTS OF OPERATIONS

Unaudited
(Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2013	2012	2013	2013	2012
Revenues
Rental revenue, net	$264,349	$277,676	$273,307	$804,104	$798,271
Escalation and reimbursement revenues	45,091	42,194	39,381	125,018	124,273
Investment income	44,448	27,869	46,731	143,887	87,655
Other income	9,877	9,272	5,726	21,369	25,931
Total Revenues, net	363,765	357,011	365,145	1,094,378	1,036,130

Equity in net income (loss) from unconsolidated joint ventures	2,939	11,658	(3,761)	4,251	80,988
Gain (loss) on early extinguishment of debt	—	—	(10)	(18,523)	—

Expenses
Operating expenses	77,272	82,351	69,432	218,901	221,670
Ground rent	10,127	8,874	8,649	29,767	26,570
Real estate taxes	55,511	53,293	52,710	161,625	156,746
Loan loss and other investment reserves, net of recoveries	—	—	—	—	564
Transaction related costs, net of recoveries	(2,349)	1,372	1,711	719	4,398
Marketing, general and administrative	20,869	20,551	21,514	63,450	61,469
Total Operating Expenses	161,430	166,441	154,016	474,462	471,417

Operating Income	205,274	202,228	207,358	605,644	645,701

Interest expense, net of interest income	82,973	85,659	83,276	247,420	247,789
Amortization of deferred financing costs	4,331	4,493	4,240	13,034	11,626
Depreciation and amortization	87,473	81,827	82,020	248,587	233,566
(Gain) Loss on equity investment in marketable securities	—	(2,237)	8	65	(2,237)

Income from Continuing Operations	30,497	32,486	37,814	96,538	154,957

Income (loss) from discontinued operations	1,406	951	1,472	3,875	2,883
Gain (loss) on sale of discontinued operations	13,787	—	—	14,900	6,627
Equity in net gain (loss) on sale of joint venture interest / real estate	(354)	(4,807)	(3,583)	(3,937)	11,987
Purchase price fair value adjustment	—	—	(2,305)	(2,305)	—
Depreciable real estate reserves, net of recoveries	—	—	(2,150)	(2,150)	5,789
Net Income	45,336	28,630	31,248	106,921	182,243

Net income attributable to noncontrolling interests	(4,011)	(2,402)	(3,248)	(10,715)	(11,668)
Dividends on preferred units	(562)	(571)	(565)	(1,692)	(1,533)

Net Income (Loss) Attributable to SL Green Realty Corp	40,763	25,657	27,435	94,514	169,042

Preferred stock redemption costs	—	(10,010)	(12,160)	(12,160)	(10,010)
Dividends on perpetual preferred shares	(3,738)	(7,915)	(6,999)	(18,144)	(23,004)

Net Income (Loss) Attributable to Common Stockholders	$37,025	$7,732	$8,276	$64,210	$136,028

Earnings per Share
Net income (loss) per share (basic)	$0.40	$0.09	$0.09	$0.70	$1.53
Net income (loss) per share (diluted)	$0.40	$0.09	$0.09	$0.70	$1.52

COMPARATIVE COMPUTATION OF FFO AND FAD

Unaudited
(Dollars in Thousands Except Per Share)

		Three Months Ended		Three Months Ended	Nine Months Ended
		September 30,	September 30,	June 30,	September 30,	September 30,
		2013	2012	2013	2013	2012
Funds from Operations
Net Income Attributable to Common Stockholders		$37,025	$7,732	$8,276	$64,210	$136,028
Add:	Depreciation and amortization	87,473	81,827	82,020	248,587	233,566
	Discontinued operations depreciation adjustments	—	1,602	1,617	3,212	4,758
	Joint ventures depreciation and noncontrolling interests adjustments	12,720	6,669	17,620	37,867	22,176
	Net income attributable to noncontrolling interests	4,011	2,402	3,248	10,715	11,668
Less:	Gain (loss) on sale of discontinued operations	13,787	—	—	14,900	6,627
	Equity in net gain (loss) on sale of joint venture property / real estate	(354)	(4,807)	(3,583)	(3,937)	11,987
	Purchase price fair value adjustment	—	—	(2,305)	(2,305)	—
	Depreciable real estate reserves, net of recoveries	—	—	(2,150)	(2,150)	5,789
	Non-real estate depreciation and amortization	416	220	343	1,004	697
	Funds From Operations	$127,380	$104,819	$120,476	$357,079	$383,096

	Funds From Operations - Basic per Share	$1.34	$1.12	$1.28	$3.78	$4.16

	Funds From Operations - Diluted per Share	$1.34	$1.12	$1.27	$3.77	$4.14

Funds Available for Distribution
FFO		$127,380	$104,819	$120,476	357,079	383,096

Add:	Non real estate depreciation and amortization	416	220	343	1,004	697
	Amortization of deferred financing costs	4,331	4,493	4,240	13,034	11,626
	Non-cash deferred compensation	8,148	9,334	11,160	28,322	26,089
Less:	FAD adjustment for Joint Ventures	4,210	2,828	4,518	11,572	9,674
	FAD adjustment for discontinued operations	130	—	(321)	416	1,083
	Straight-line rental income and other non cash adjustments	8,971	15,684	17,058	40,041	114,798
	Second cycle tenant improvements	11,907	13,144	14,057	30,477	27,386
	Second cycle leasing commissions	4,935	4,209	7,806	14,552	24,272
	Revenue enhancing recurring CAPEX	467	564	666	1,292	1,747
	Non-revenue enhancing recurring CAPEX	5,754	6,062	6,254	14,266	20,940

Funds Available for Distribution		$103,901	$76,375	$86,181	$286,823	$221,609
	Diluted per Share	$1.09	$0.81	$0.91	$3.03	$2.40

First cycle tenant improvements		$9,946	$1,998	$13,735	$27,345	$11,585
First cycle leasing commissions		$4,171	$5,409	$550	$4,809	$5,843
Redevelopment Costs		$7,778	$5,986	$6,048	$17,860	$20,589

Payout Ratio of Funds from Operations		24.6%	22.4%	25.9%	26.2%	18.1%
Payout Ratio of Funds Available for Distribution		30.2%	30.7%	36.2%	32.7%	31.3%

CONSOLIDATED STATEMENT OF EQUITY

Unaudited
(Dollars in Thousands)

								Accumulated
	Series C	Series I						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2012	$180,340	$221,965	$950	$4,667,900	$(322,858)	$1,701,092	$487,301	$(29,587)	$6,907,103

Net Income attributable to SL Green						94,514	8,806		103,320
Preferred Dividend						(18,144)			(18,144)
Cash distributions declared ($0.33 per common share)						(90,266)			(90,266)
Cash distributions to noncontrolling interests							(11,809)		(11,809)
Comprehensive Income - Unrealized loss on derivative instruments								1,102	1,102
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								8,920	8,920
Comprehensive Income - Unrealized loss on marketable securities								316	316
Net proceeds from exercise of stock options			2	10,393					10,395
Redemption of units and dividend reinvestment proceeds				57					57
Conversion of units of Operating Partnership to common stock			2	17,285					17,287
Consolidation of joint venture							3,781		3,781
Sale of treasury stock					6,090				6,090
Reallocation of noncontrolling interests in the operating partnership						(38,452)			(38,452)
Redemption of preferred stock	(180,340)					(12,160)			(192,500)
Preferred stock issuance costs		(33)							(33)
Issuance of common stock			5	41,786					41,791
Deferred compensation plan			—	655	(221)				434
Amortization of deferred compensation				19,702					19,702
Balance at September 30, 2013	$—	$221,932	$959	$4,757,778	$(316,989)	$1,636,584	$488,079	$(19,249)	$6,769,094

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

			Stock-Based
	Common Stock	OP Units	Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2012	91,249,632	2,759,758	—	94,009,390	—	94,009,390

YTD share activity	964,764	32,292	—	997,056		997,056
Share Count at September 30, 2013 - Basic	92,214,396	2,792,050	—	95,006,446	—	95,006,446

Weighting factor	(529,957)	(87,301)	242,028	(375,230)		(375,230)
Weighted Average Share Count at September 30, 2013 - Diluted	91,684,439	2,704,749	242,028	94,631,216	—	94,631,216

JOINT VENTURE STATEMENTS
Balance Sheet for Unconsolidated Joint Ventures
Unaudited
(Dollars in Thousands)

	September 30, 2013		September 30, 2012
	Total	SLG Interest	Total	SLG Interest
Land and land interests	$1,903,169	$888,915	$1,774,351	$795,240
Buildings and improvements	5,292,785	2,371,165	5,293,650	2,229,405
Building leasehold	7,225	5,058	7,491	3,371
	7,203,179	3,265,138	7,075,492	3,028,016
Less accumulated depreciation	(636,543)	(274,824)	(505,217)	(212,850)

Net real estate	6,566,636	2,990,314	6,570,275	2,815,166

Cash and cash equivalents	97,065	40,575	74,876	30,469
Restricted cash	131,176	54,813	273,246	116,460
Debt investments	51,597	20,639	—	—
Tenant and other receivables, net of $2,554 reserve at 9/30/13	38,156	15,583	32,119	12,022
Deferred rents receivable, net of reserve for tenant credit loss of $3,282 at 9/30/13	109,942	42,440	77,050	27,642
Deferred costs, net	148,834	60,123	158,815	59,408
Other assets	360,699	133,297	207,525	86,976

Total assets	$7,504,105	$3,357,784	$7,393,906	$3,148,143

Mortgage loans payable	$5,098,203	$2,151,395	$5,134,174	$2,031,576
Derivative instruments-fair value	15,030	7,494	37,798	18,904
Accrued interest and other liabilities	18,114	8,729	13,551	5,338
Accounts payable and accrued expenses	93,008	44,115	103,061	45,309
Deferred revenue	232,797	109,333	223,289	105,907
Security deposits	19,803	9,306	12,089	4,858
Contributed Capital (1)	2,027,150	1,027,412	1,869,944	936,251

Total liabilities and equity	$7,504,105	$3,357,784	$7,393,906	$3,148,143

As of September 30, 2013 the Company had twenty six unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, a 87.5% interest in 1080 Amsterdam Avenue, a 90% interest in 248-252 Bedford Avenue and 80% interests in 19-21 East 65th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)         Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS
Statements of Operations for Unconsolidated Joint Ventures
Unaudited
(Dollars in Thousands)

	Three Months Ended September 30, 2013		Three Months Ended June 30, 2013	Three Months Ended September 30, 2012
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$136,229	$57,605	$55,221	$103,666	$43,131
Escalation and reimbursement revenues	11,291	4,725	4,338	8,756	3,636
Other income	9,051	4,306	5,102	7,699	3,774
Total Revenues, net	$156,571	$66,636	$64,661	$120,121	$50,541

Expenses
Operating expenses	$29,211	$12,681	$11,800	$17,984	$7,898
Ground rent	657	—	—	657	—
Real estate taxes	19,105	8,037	7,047	12,008	5,040
Total Operating Expenses	$48,973	$20,718	$18,847	$30,649	$12,938

NOI	$107,598	$45,918	$45,814	$89,472	$37,603
Cash NOI	$98,553	$42,232	$42,622	$84,916	$36,364

Transaction related costs, net of recoveries	$—	$—	$15	$934	$455
Interest expense, net of interest income	56,169	20,031	19,846	55,058	19,901
Amortization of deferred financing costs	2,869	1,790	2,979	2,338	958
Depreciation and amortization	49,402	21,058	21,784	35,242	15,342

Gain on early extinguishment of debt	—	—	—	21,421	10,711

Net Income (Loss)	$(842)	$3,039	$1,190	$17,321	$11,658

Plus: Real estate depreciation	49,394	21,055	21,783	35,268	15,347
FFO Contribution	$48,552	$24,094	$22,973	$52,589	$27,005

FAD Adjustments:
Add: Non real estate depreciation and amortization	$2,877	$1,793	$2,980	$2,312	$953
Less: Straight-line rental income and other non-cash adjustments	(10,256)	(4,284)	(3,808)	(5,605)	(1,774)
Less: Second cycle tenant improvement	(1,786)	(750)	(1,865)	(7,009)	(1,774)
Less: Second cycle leasing commissions	(1,947)	(888)	(1,428)	(723)	(175)
Less: Recurring CAPEX	(246)	(81)	(397)	(168)	(58)
FAD Adjustment	$(11,358)	$(4,210)	$(4,518)	$(11,193)	$(2,828)

JOINT VENTURE STATEMENTS
Statements of Operations for Unconsolidated Joint Ventures
Unaudited
(Dollars in Thousands)

	Nine Months Ended September 30, 2013		Nine Months Ended September 30, 2012
	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$400,701	$166,203	$316,933	$135,317
Escalation and reimbursement revenues	33,597	13,489	24,910	10,453
Other income	28,478	13,481	22,744	11,102
Total Revenues, net	$462,776	$193,173	$364,587	$156,872

Expenses
Operating expenses	$86,027	$36,315	$50,957	$22,711
Ground rent	1,972	—	2,317	155
Real estate taxes	53,368	22,137	37,865	16,261
Total Operating Expenses	$141,367	$58,452	$91,139	$39,127

NOI	$321,409	$134,721	$273,448	$117,745
Cash NOI	$299,499	$126,132	$253,478	$111,816

Transaction related costs, net of recoveries	$—	$15	$1,292	$654
Interest expense, net of interest income	169,137	59,419	160,528	64,728
Amortization of deferred financing costs	12,454	7,131	7,009	2,755
Depreciation and amortization	144,552	58,854	107,749	47,205

Gain on early extinguishment of debt	—	—	21,421	10,711

Net Income (Loss)	$(4,734)	$9,302	$18,291	$13,114

Plus: Real estate depreciation	144,536	58,849	107,709	47,197
FFO Contribution	$139,802	$68,151	$126,000	$60,311

FAD Adjustments:
Add: Non real estate depreciation and amortization	$12,470	$7,136	$7,049	$2,763
Less: Straight-line rental income and other non-cash adjustments	(25,520)	(10,378)	(20,825)	(6,566)
Less: Second cycle tenant improvement	(7,556)	(3,418)	(10,226)	(3,196)
Less: Second cycle leasing commissions	(9,378)	(4,115)	(7,698)	(2,494)
Less: Recurring CAPEX	(1,934)	(797)	(592)	(181)
FAD Adjustment	$(31,918)	$(11,572)	$(32,292)	$(9,674)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited (Dollars in Thousands)

		Three Months Ended				Three Months Ended		Nine Months Ended
		September 30,		September 30,		June 30,		September 30,		September 30,
		2013		2012		2013		2013		2012
	Property NOI

	Property operating NOI	$166,530		$175,352		$181,897		$518,829		$517,559
	NOI from discontinued operations	1,536		3,249		3,256		7,548		9,361
	Total property operating NOI - consolidated	168,066		178,601		185,153		526,377		526,920
	SLG share of property NOI from JVs	45,918		37,603		45,814		134,721		117,745
	NOI	$213,984		$216,204		$230,967		$661,098		$644,665

Less:	Free rent (net of amortization)	3,312		1,146		3,155		7,513		9,315
	Net FAS 141 adjustment	(2,633)		1,856		5,543		5,841		4,043
	Straightline revenue adjustment	15,793		15,640		16,556		47,769		52,158

Plus:	Allowance for S/L tenant credit loss	937		(501)		1,717		1,942		3,368
	Ground lease straight-line adjustment	1,254		192		159		3,323		574
	Cash NOI	$199,703		$197,253		$207,589		$605,240		$583,091

	Components of Consolidated Debt Service and Fixed Charges

	Interest expense	$83,103		$86,355		$83,443		$247,881		$249,417
	Fixed amortization principal payments	10,143		12,230		10,609		31,883		37,357
	Total Consolidated Debt Service	$93,246		$98,585		$94,052		$279,764		$286,774

	Payments under ground lease arrangements	$8,873		$8,682		$8,490		$26,443		$25,996
	Dividends on preferred units	562		571		565		1,692		1,533
	Dividends on perpetual preferred shares	3,738		7,915		6,999		18,144		23,004
	Total Consolidated Fixed Charges	$106,419		$115,753		$110,106		$326,043		$337,307

	Consolidated Interest Coverage Ratio	2.72	x	2.50	x	2.80	x	2.71	x	2.50	x
	Consolidated Debt Service Coverage Ratio	2.43	x	2.20	x	2.49	x	2.40	x	2.20	x
	Consolidated Fixed Charge Coverage Ratio	2.13	x	1.90	x	2.13	x	2.07	x	1.90	x

SELECTED FINANCIAL DATA 2013 Same Store - Consolidated Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2013	2012	%	2013	2013	2012	%
Revenues
	Rental revenue, net	$246,314	$247,159	-0.3%	$255,801	$757,219	$743,513	1.8%
	Escalation & reimbursement revenues	43,167	39,030	10.6%	37,738	120,523	118,419	1.8%
	Other income	966	3,188	-69.7%	1,274	5,083	8,887	-42.8%
	Total Revenues	$290,447	$289,377	0.4%	$294,813	$882,825	$870,819	1.4%
Expenses
	Operating expenses	$68,641	$66,399	3.4%	$61,738	$196,126	$191,923	2.2%
	Ground rent	10,300	9,038	14.0%	10,300	31,765	27,086	17.3%
	Real estate taxes	52,168	48,239	8.1%	49,686	152,299	146,278	4.1%
	Transaction related costs, net of recoveries	—	95	-100.0%	—	—	167	-100.0%
		$131,109	$123,771	5.9%	$121,724	$380,190	$365,454	4.0%

	Operating Income	$159,338	$165,606	-3.8%	$173,089	$502,635	$505,365	-0.5%

	Interest expense & amortization of financing costs	$57,580	$60,820	-5.3%	$59,368	$174,786	$177,011	-1.3%
	Depreciation & amortization	78,450	71,493	9.7%	73,088	225,048	212,202	6.1%

	Income before noncontrolling interest	$23,308	$33,293	-30.0%	$40,633	$102,801	$116,152	-11.5%
Plus:	Real estate depreciation & amortization	78,440	71,483	9.7%	73,078	225,017	212,172	6.1%

	FFO Contribution	$101,748	$104,776	-2.9%	$113,711	$327,818	$328,324	-0.2%

Less:	Non-building revenue	223	1,266	-82.4%	665	1,779	3,136	-43.3%

Plus:	Transaction related costs, net of recoveries	—	95	-100.0%	—	—	167	-100.0%
	Interest expense & amortization of financing costs	57,580	60,820	-5.3%	59,368	174,786	177,011	-1.3%
	Non-real estate depreciation	10	10	0.0%	10	31	30	3.3%
NOI		$159,115	$164,435	-3.2%	$172,424	$500,856	$502,396	-0.3%

Cash Adjustments
Less:	Free rent (net of amortization)	1,065	(205)	-619.5%	1,123	1,823	4,237	-57.0%
	Straightline revenue adjustment	11,978	11,640	2.9%	12,869	37,144	41,023	-9.5%
	Rental income - FAS 141	(4,023)	2,557	-257.3%	2,856	2,002	7,455	-73.1%
Plus:	Ground lease straight-line adjustment	1,232	172	616.3%	1,232	4,353	516	743.6%
	Allowance for S/L tenant credit loss	770	(571)	-234.9%	2,124	2,152	2,659	-19.1%
Cash NOI		$152,097	$150,044	1.4%	$158,932	$466,392	$452,856	3.0%

Operating Margins
	NOI to real estate revenue, net	54.68%	57.19%		58.20%	56.71%	57.72%
	Cash NOI to real estate revenue, net	52.27%	52.18%		53.64%	52.81%	52.03%

	NOI before ground rent/real estate revenue, net	58.22%	60.33%		61.67%	60.31%	60.84%
	Cash NOI before ground rent/real estate revenue, net	55.38%	55.27%		56.70%	55.91%	55.08%

SELECTED FINANCIAL DATA
2013 Same Store - Joint Venture
Unaudited
(Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2013	2012	%	2013	2013	2012	%
Revenues
Rental revenue, net	$30,424	$29,961	1.5%	$31,036	$91,781	$88,922	3.2%
Escalation & reimbursement revenues	1,723	1,861	-7.4%	1,524	4,826	5,172	-6.7%
Other income	415	10,989	-96.2%	134	805	11,278	-92.9%
Total Revenues	$32,562	$42,811	-23.9%	$32,694	$97,412	$105,372	-7.6%
Expenses
Operating expenses	$4,166	$4,629	-10.0%	$3,972	$12,265	$12,906	-5.0%
Ground rent	0	0	0.0%	0	0	0	0.0%
Real estate taxes	2,832	2,442	16.0%	2,610	8,070	7,742	4.2%
Transaction related costs, net of recoveries	—	2	0.0%	—	—	2	0.0%
	$6,998	$7,073	-1.1%	$6,582	$20,335	$20,650	-1.5%

Operating Income	$25,564	$35,738	-28.5%	$26,112	$77,077	$84,722	-9.0%

Interest expense & amortization of financing costs	$10,089	$13,004	-22.4%	$10,059	$30,041	$38,634	-22.2%
Depreciation & amortization	9,807	9,474	3.5%	10,061	29,429	28,297	4.0%

Income before noncontrolling interest	$5,668	$13,260	-57.3%	$5,992	$17,607	$17,791	-1.0%
Plus: Real estate depreciation & amortization	9,803	9,474	3.5%	10,060	29,423	28,288	4.0%

FFO Contribution	$15,471	$22,734	-31.9%	$16,052	$47,030	$46,079	2.1%

Less: Non—building revenue	82	10,766	-99.2%	108	267	10,857	-97.5%

Plus: Transaction related costs, net of recoveries	—	2	0.0%	—	—	2	-100.0%
Interest expense & amortization of financing costs	10,089	13,004	-22.4%	10,059	30,041	38,634	-22.2%
Non-real estate depreciation	4	—	0.0%	1	6	9	-33.3%
NOI	$25,482	$24,974	2.0%	$26,004	$76,810	$73,867	4.0%

Cash Adjustments
Less: Free rent (net of amortization)	(158)	120	-231.7%	(173)	(391)	(19)	1957.9%
Straightline revenue adjustment	877	743	18.0%	755	2,479	2,129	16.4%
Rental income - FAS 141	333	366	-9.0%	1,448	2,192	971	125.7%
Plus: Ground lease straight-line adjustment	—	—	0.0%	—	—	—	0.0%
Allowance for S/L tenant credit loss	48	68	-29.4%	36	(197)	201	-198.0%
Cash NOI	$24,478	$23,813	2.8%	$24,010	$72,333	$70,987	1.9%

Operating Margins
NOI to real estate revenue, net	78.45%	77.93%		79.80%	79.07%	78.15%
Cash NOI to real estate revenue, net	75.36%	74.31%		73.68%	74.46%	75.11%

NOI before ground rent/real estate revenue, net	78.45%	77.93%		79.80%	79.07%	78.15%
Cash NOI before ground rent/real estate revenue, net	75.22%	74.10%		73.57%	74.66%	74.89%

SELECTED FINANCIAL DATA
2013 Same Store - Combined
Unaudited
(Dollars in Thousands)

	Three Months Ended			Three Months Ended	Nine Months Ended
	September 30,	September 30,		June 30,	September 30,	September 30,
	2013	2012	%	2013	2013	2012	%
Revenues
Rental revenue, net	$276,738	$277,120	-0.1%	$286,837	$849,000	$832,435	2.0%
Escalation & reimbursement revenues	44,890	40,891	9.8%	39,262	125,349	123,591	1.4%
Other income	1,381	14,177	-90.3%	1,408	5,888	20,165	-70.8%
Total Revenues	$323,009	$332,188	-2.8%	$327,507	$980,237	$976,191	0.4%
Expenses
Operating expenses	$72,807	$71,028	2.5%	$65,710	$208,391	$204,829	1.7%
Ground rent	10,300	9,038	14.0%	10,300	31,765	27,086	17.3%
Real estate taxes	55,000	50,681	8.5%	52,296	160,369	154,020	4.1%
Transaction related costs, net of recoveries	—	97	-100.0%	—	—	169	-100.0%
	$138,107	$130,844	5.6%	$128,306	$400,525	$386,104	3.7%

Operating Income	$184,902	$201,344	-8.2%	$199,201	$579,712	$590,087	-1.8%

Interest expense & amortization of financing costs	$67,669	$73,824	-8.3%	$69,427	$204,827	$215,645	-5.0%
Depreciation & amortization	88,257	80,967	9.0%	83,149	254,477	240,499	5.8%

Income before noncontrolling interest	$28,976	$46,553	-37.8%	$46,625	$120,408	$133,943	-10.1%
Plus: Real estate depreciation & amortization	88,243	80,957	9.0%	83,138	254,440	240,460	5.8%

FFO Contribution	$117,219	$127,510	-8.1%	$129,763	$374,848	$374,403	0.1%

Less: Non—building revenue	305	12,032	-97.5%	773	2,046	13,993	-85.4%

Plus: Transaction related costs, net of recoveries	—	97	-100.0%	—	—	169	-100.0%
Interest expense & amortization of financing costs	67,669	73,824	-8.3%	69,427	204,827	215,645	-5.0%
Non-real estate depreciation	14	10	40.0%	11	37	39	-5.1%
NOI	$184,597	$189,409	-2.5%	$198,428	$577,666	$576,263	0.2%

Cash Adjustments
Less: Free rent (net of amortization)	907	(85)	-1167.1%	950	1,432	4,218	-66.1%
Straightline revenue adjustment	12,855	12,383	3.8%	13,624	39,623	43,152	-8.2%
Rental income - FAS 141	(3,690)	2,923	-226.2%	4,304	4,194	8,426	-50.2%
Plus: Ground lease straight-line adjustment	1,232	172	616.3%	1,232	4,353	516	743.6%
Allowance for S/L tenant credit loss	818	(503)	-262.6%	2,160	1,955	2,860	-31.6%
Cash NOI	$176,575	$173,857	1.6%	$182,942	$538,725	$523,843	2.8%

Operating Margins
NOI to real estate revenue, net	56.99%	59.13%		60.50%	58.79%	59.86%
Cash NOI to real estate revenue, net	54.51%	54.27%		55.78%	54.83%	54.41%

NOI before ground rent to real estate revenue, net	60.17%	61.95%		63.64%	62.03%	62.67%
Cash NOI before ground rent to real estate revenue, net	57.44%	57.25%		58.26%	57.86%	56.93%

DEBT SUMMARY SCHEDULE - Consolidated

Unaudited
(Dollars in Thousands)

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2013	Coupon(1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
125 Park Avenue	$146,250	5.75%	—	Oct-14		$146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	122,178	7.27%	4,774	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,665	5.52%	531	Jan-16		22,376	—	Open
420 Lexington Avenue	183,443	7.15%	2,351	Sep-16		175,740	—	Open
1-6 Landmark Square	83,309	4.00%	1,576	Dec-16		77,936	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue (swapped)	8,252	3.75%	160	Feb-17		7,679	—	Open
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue - South Building	592,560	5.91%	20,342	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		441,593	—	Open
400 East 57th Street	70,000	4.13%	—	Jan-24		1,059	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		454	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Sep-24
	$4,088,557	5.26%	$29,734			$3,521,275
Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	—			$50,023
Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	—	Aug-14		$75,898	—	Open
Unsecured notes	255,194	6.00%	—	Mar-16		256,584	—	Open
Convertible notes	295,151	3.00%	—	Oct-17		345,000	—	Open
Term loan (swapped)	30,000	3.95%	—	Mar-18		30,000	—	Open
Unsecured notes	249,666	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
Convertible notes	11,953	3.00%	—	Mar-27	(3)	11,953	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	$1,467,869	5.22%	—			$1,519,442
Total Fixed Rate Debt/Wtd Avg	$5,606,449	5.27%	$29,734			$5,090,740
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 300 bps)	$131,966	3.19%	—	Nov-13		$131,966	Sep-14	Open
16 Court Street (LIBOR + 250 bps)	84,354	2.69%	—	Dec-13		84,354	—	Open
180 Maiden Lane (LIBOR + 211.25 bps)	264,858	2.38%	8,499	Nov-16		239,436	—	Open
248-252 Bedford Avenue (LIBOR + 225 bps)	22,000	2.44%	—	Mar-18		21,363	—
	$503,178	2.45%	$8,499			$477,119
Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$340,000	1.64%	—	Mar-17		$340,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.84%	—	Mar-18		370,000	—	Open
	$710,000	1.74%	—			$710,000

Total Floating Rate Debt/Wtd Avg	$1,213,178	1.96%	$8,499			$1,187,119

Total Debt/Wtd Avg - Consolidated	$6,819,627	4.68%	$38,233			$6,277,859

Total Debt/Wtd Avg - Joint Venture	$2,151,395	4.19%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	$9,110,724	4.67%

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Principal Outstanding			2013				As-Of
	9/30/2013			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
1604-1610 Broadway	$27,000	$18,900	5.66%	—	—	(2)	$18,900	—	Open
100 Park Avenue	210,427	105,003	6.64%	1,248	Sep-14		103,691	—	Open
7 Renaissance	1,276	638	10.00%	—	Feb-15		638	—	Open
11 West 34th Street (swapped)	17,279	5,184	4.82%	86	Jan-16		4,977	—	Open
280 Park Avenue	708,525	350,447	6.57%	1,667	Jun-16		341,184	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
315 West 36th Street (swapped)	25,000	8,875	3.16%	—	Dec-17		8,670	—	Open
388/390 Greenwich Street (swapped)	996,082	503,997	3.20%	—	Dec-17		503,998	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
21 East 66th Street	12,000	3,874	3.60%		Apr-23		3,874		Open
717 Fifth Avenue (mezzanine)	301,520	32,916	9.00%	—	Jun-24		50,969	—	Open
Total Fixed Rate Debt/Wtd Avg	$3,223,769	$1,264,391	5.05%	$3,001			$1,271,457

Floating rate debt
180-182 Broadway (LIBOR + 275 bps)	$89,868	$22,916	2.94%	—	Dec-13		$22,916	—	Open
West Coast Office Portfolio (mortgage) (LIBOR + 314 bps)	481,309	210,525	3.33%	—	Sep-14		210,525	—	Open
West Coast Office Portfolio (mezzanine) (LIBOR +950 bps)	44,981	19,675	10.00%	—	Sep-14		19,675	—	Open
747 Madison (LIBOR + 275 bps)	33,125	11,041	2.96%	—	Oct-14		11,041	—	Open
Meadows (LIBOR + 575 bps)	58,212	29,106	7.75%	—	Sep-15		29,106	—	Open
3 Columbus Circle (LIBOR + 210 bps)	241,264	117,978	2.37%	3,922	Apr-16		108,147	—	Open
1552 Broadway (LIBOR + 317 bps)	143,430	71,715	3.47%	—	Apr-16		71,715	—	Open
Mezzanine Debt (LIBOR + 90 bps)	30,000	15,000	1.09%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (LIBOR + 235 bps)	120,000	60,000	2.54%	—	Jan-17		56,340	—	Open
10 East 53rd Street (LIBOR +250 bps)	125,000	68,750	2.69%	—	Feb-17		68,750	—	Mar-14
33 Beekman (LIBOR + 275 bps)	18,362	8,428	2.94%	—	Aug-17		8,251	—	Open
600 Lexington Avenue (LIBOR + 200 bps)	121,570	66,864	2.27%	2,062	Oct-17		58,744	—	Open
388/390 Greenwich Street (LIBOR + 115 bps)	142,297	71,999	1.18%	—	Dec-17		71,999	—	Open
29 West 34th Street (LIBOR + 190 bps)	53,038	26,519	2.09%	—	May-18		24,719	—	Open
521 Fifth Avenue (LIBOR + 220 bps)	170,000	85,850	2.39%	—	Nov-19		85,850	—	Open
21 East 66th Street (UST + 275 bps)	1,978	638	2.88%	24	Jun-33		5	—	Open
Total Floating Rate Debt/Wtd Avg	$1,874,434	$887,004	2.96%	$6,008			$862,782

Total Joint Venture Debt/Wtd Avg	$5,098,203	$2,151,395	4.19%	$9,008			$2,134,239

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	47.4%		Less than 60%
Fixed Charge Coverage	1.94	x	Greater than 1.5x

Unsecured Notes Covenants
	Actual		Required
Total Debt / Total Assets	40.0%		Less than 60%
Secured Debt / Total Assets	15.0%		Less than 40%
Debt Service Coverage	3.06	x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	318.0%		Greater than 150%

Composition of Debt

Fixed Rate Debt
Consolidated	$5,606,449
SLG Share of JV	1,264,391
Total Fixed Rate Debt	$6,870,840	82.1%

Floating Rate Debt
Consolidated	$1,213,178
SLG Share of JV	887,004
	2,100,182
Floating Rate Debt & Preferred Equity Investments	(602,432)
Net Total Floating Rate Debt	$1,497,750	17.9%

Total Debt	$8,368,590	100.0%

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited (Dollars in Thousands)

Consolidated

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	9/30/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	$500,000	5.12%	—	Jun-23		$441,593	—	Open
	$500,000	5.12%	—			$441,593

Secured fixed rate debt - Other
609 Partners, LLC	$23	5.00%	—	Jul-14		$23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	$50,023	8.00%	—			$50,023

Unsecured fixed rate debt
Unsecured notes	$75,898	5.88%	—	Aug-14		$75,898	—	Open
Unsecured notes	255,194	6.00%	—	Mar-16		256,584	—	Open
Term loan (swapped)	30,000	3.95%	—	Mar-18		30,000	—	Open
Unsecured notes	249,666	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
	$1,060,765	5.83%	—			$1,062,489

Total Fixed Rate Debt/Wtd Avg	$1,610,788	5.67%	—			$1,554,105

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (LIBOR + 145 bps)	$340,000	1.64%	—	Mar-17		$340,000	Mar-18	Open
Term loan (LIBOR + 165 bps)	370,000	1.84%	—	Mar-18		370,000	—	Open
Total Floating Rate Debt/Wtd Avg	$710,000	1.74%	—			$710,000

Total Debt/Wtd Avg - Consolidated	$2,320,788	4.47%	—			$2,264,105

(1) Effective LIBOR at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to LIBOR floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	51.2%		Less than 60%
Fixed Charge Coverage	2.89	x	Greater than 1.5x
Secured Debt / Total Assets	10.8%		Less than 40%
Unsecured Debt / Unencumbered Assets	54.7%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS

Consolidated
(Dollars in Thousands)

					Deferred
	2013 Scheduled	2014 Scheduled	2015 Scheduled	2016 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations(1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	280	2027	(3)
420 Lexington Avenue	11,199	11,199	11,199	11,199	—	2029	(4)
711 Third Avenue	5,250	5,250	5,250	5,354	506	2033	(5)
752 Madison Avenue/19-21 East 65th Street	212	212	212	212	—	2037	(6)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
673 First Avenue	4,653	4,653	4,808	5,119	20,280	2087
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	26	104	104	130	—	2111

Total	$35,577	$35,655	$35,810	$36,251	$21,066

Capitalized Leases
673 First Avenue	$2,147	$2,147	$2,218	$2,361	$27,089	2087
1080 Amsterdam Avenue	36	146	146	182	20,403	2111
Total	$2,183	$2,293	$2,364	$2,543	$47,492

(1) Per the balance sheet at September 30, 2013.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Subject to renewal at the Company’s option through 2080.

(5) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(6) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS

(Dollars in Thousands)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield(2)

6/30/2012	$974,148	$1,018,772	9.39%	10.08%

Debt originations/accretion(1)	$206,968
Preferred Equity originations/accretion	$6,232
Redemptions/Sales/Syndications/Amortization	$(124,314)
9/30/2012	$1,063,034	$1,079,009	9.62%	9.55%

Debt originations/accretion(1)	$281,997
Preferred Equity originations/accretion	$16,028
Redemptions/Sales/Syndications/Amortization	$(12,625)
12/31/2012	$1,348,434	$1,166,626	9.88%	9.93%

Debt originations/accretion(1)	$198,977
Preferred Equity originations/accretion	$5,723
Redemptions/Sales/Syndications/Amortization	$(121,403)
3/31/2013	$1,431,731	$1,348,664	10.61%	11.17%

Debt originations/accretion(1)	$86,132
Preferred Equity originations/accretion	$6,926
Redemptions/Sales/Syndications/Amortization	$(297,368)
6/30/2013	$1,227,421	$1,323,266	10.96%	10.93%

Debt originations/accretion(1)	$187,050
Preferred Equity originations/accretion	$6,621
Redemptions/Sales/Syndications/Amortization	$(105,541)
9/30/2013	$1,315,551	$1,304,561	11.20%	11.19%

(1) Accretion includes original issue discounts and/or compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

DEBT AND PREFERRED EQUITY INVESTMENTS

(Dollars in Thousands)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance(1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield(2)

New York City

Senior Mortgage Debt	$91,158	$0	$1,486	8.42%	8.44%

Junior Mortgage Participation	224,511	2,536,537	1,206	10.29%	10.28%

Mezzanine Debt	641,760	1,911,885	873	12.05%	12.07%

Preferred Equity	358,123	1,577,007	435	10.96%	10.90%

Balance as of 9/30/13	$1,315,551	$6,025,429	$849	11.20%	11.19%

Current Maturity Profile(3)

(1) Approximately 45.8% of our investments are indexed to LIBOR, and may be prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) The weighted maturity is 2.15 years.  Approximately 55.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS

10 Largest Investments

(Dollars in Thousands)

	Book Value(1)		Senior		Current
Investment Type	9/30/13	Location	Financing	Last $ PSF	Yield(2)

Preferred Equity	$216,037	New York City	$926,260	$541	9.07%
Mortgage and Mezzanine	131,595	New York City	330,000	$284	9.55%
Preferred Equity	107,723	New York City	525,000	$274	14.85%
Mortgage and Mezzanine	78,268	New York City	1,109,000	$1,127	16.56%
Mezzanine Loan	72,585	New York City	775,000	$1,079	18.93%
Mezzanine Loan	71,254	New York City	165,000	$1,981	9.87%
Mortgage and Mezzanine	67,741	New York City	205,000	$394	11.28%
Mezzanine Loan	59,852	New York City	180,000	$352	9.83%
Mortgage and Mezzanine	53,258	New York City	—	$446	8.78%
Mortgage Loan	49,000	New York City	133,000	$475	8.60%

Total	$907,313		$4,348,260		11.50%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-13		Jun-13	Mar-13	Dec-12	Sep-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	88.3		91.4	86.9	85.9	87.1	6,870,612	1	1	88
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	85.7		81.8	81.8	81.8	81.8	33,488,316	4	3	16
110 East 42nd Street	Grand Central	Fee Interest	1	215,400	1	86.5		85.8	84.9	81.6	77.7	8,859,024	1	1	23
120 West 45th Street	Midtown	Fee Interest	1	440,000	2	81.0		78.2	74.0	79.5	81.5	19,726,536	2	2	30
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	87.8		83.2	77.6	73.1	73.8	28,482,996	3	2	20
180 Maiden Lane (1)	Financial East	Fee Interest	1	1,090,000	4	97.6		97.6	97.7	97.7	97.7	55,296,024		2	5
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	91.1		93.7	94.9	94.9	94.9	46,036,392	5	4	28
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	81.9		81.6	81.7	81.3	80.2	20,983,212	2	2	73
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	84.1		90.2	92.1	92.5	90.5	58,790,040	6	5	217
461 Fifth Avenue (2)	Midtown	Leasehold Interest	1	200,000	1	99.4		99.4	99.4	99.4	95.9	16,431,240	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0		100.0	100.0	100.0	99.1	55,145,616	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.1		99.8	99.2	99.2	99.2	33,501,960	4	3	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.0		85.0	85.8	85.2	85.2	14,879,952	2	1	11
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	92.3		92.1	93.1	94.5	93.8	46,418,076	5	4	21
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	100.0		100.0	100.0	100.0	99.4	21,065,988	2	2	8
711 Third Avenue (3)	Grand Central North	Leasehold Interest	1	524,000	2	88.4		88.4	88.4	86.3	86.3	27,501,756	3	2	17
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.8		96.8	96.1	97.5	98.0	42,093,540	5	4	29
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	91.5		91.0	87.6	87.6	86.0	39,843,684	4	3	43
919 Third Avenue (4)	Grand Central North	Fee Interest	1	1,454,000	5	96.9		96.9	96.9	96.9	96.9	87,558,036		4	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	95.2		95.2	97.6	97.6	95.2	77,025,060	8	7	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	98.1		95.3	97.0	97.0	94.8	37,342,680	4	3	36
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0		100.0	100.0	100.0	100.0	110,942,832	12	10	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0		100.0	100.0	98.7	98.7	67,572,816	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	83.6		84.2	84.2	84.2	86.6	4,293,588	0	0	15

Subtotal / Weighted Average			24	17,634,945	60%	93.8%		94.0%	93.9%	93.8%	93.1%	$960,149,976	89%	77%	772

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	95.3		93.6	93.6	95.8	95.8	10,432,992	1	1	14
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1		92.1	92.1	92.1	92.1	8,334,252	1	1	7

Subtotal / Weighted Average			2	378,000	1%	93.9%		92.9%	92.9%	94.2%	94.2%	$18,767,244	2%	2%	21

Total / Weighted Average Manhattan Consolidated Properties			26	18,012,945	62%	93.8%		93.9%	93.8%	93.8%	93.1%	$978,917,220	91%	79%	793

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	94.6		94.6	94.6	94.6	95.1	53,328,948		2	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0		100.0	100.0	100.0	100.0	109,811,160		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	69.2		66.7	66.7	73.7	79.0	14,993,760		1	26
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	95.4		87.9	87.9	87.1	87.1	29,618,460		1	41
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0		100.0	100.0	100.0	100.0	37,785,768		1	1

Subtotal / Weighted Average			6	4,972,515	17%	96.7%		95.8%	95.8%	96.1%	96.5%	$245,538,096		10%	105

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0		90.0	90.0	90.0	90.6	19,325,448		1	17
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	1	99.2		99.2	99.2	99.2	N/A	4,025,136		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	94.5		90.6	92.8	85.2	85.6	24,832,392		1	41

Subtotal / Weighted Average			3	961,919	3%	93.5%		91.7%	92.7%	89.1%	87.8%	$48,182,976		2%	64

Total / Weighted Average Unconsolidated Properties			9	5,934,434	20%	96.2%		95.1%	95.3%	95.0%	95.3%	$293,721,072		12%	169

Manhattan Grand Total / Weighted Average			35	23,947,379	82%	94.4%		94.2%	94.2%	94.1%	93.7%	$1,272,638,292			962
Manhattan Grand Total - SLG share of Annualized Rent												$1,048,306,117		91%
Manhattan Same Store Occupancy % - Combined				22,607,460	94%	94.4	%(5)	94.4%	94.3%	94.3%	93.9%

Portfolio Grand Total			65	29,256,879	100%	91.9%		91.7%	91.6%	91.7%	91.4%	$1,400,058,372			1,380
Portfolio Grand Total - SLG Share of Annualized Rent												$1,148,951,013		100%

(1) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(2) SL Green holds an option to acquire the fee interest.

(3) SL Green owns 50% of the fee interest.

(4) SL Green holds a 51% interest in this consolidated joint venture asset.

(5) Manhattan same-store occupancy, inclusive of 370,113 square feet of leases signed but not yet commenced, increased to 95.8% as of September 30, 2013.

SELECTED PROPERTY DATA

Suburban Properties

			# of	Useable	% of Total	Occupancy (%)						Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-13		Jun-13	Mar-13	Dec-12	Sep-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	74.8		74.9	74.9	74.9	74.9	103,548	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	47.0		47.0	47.0	47.0	47.0	1,345,908	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	57.2		55.7	63.3	63.3	70.8	1,705,944	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	69.6		68.1	59.4	59.4	59.4	1,649,808	0	0	8
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	80.5		80.5	80.5	79.8	79.2	1,776,768	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	1	90,000	0	88.0		88.0	88.0	71.2	78.2	2,662,596	0	0	4
520 White Plains Road	Tarrytown, New York	Fee Interest	1	180,000	1	57.8		75.4	75.4	72.5	72.5	2,833,536	0	0	8
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	1	178,000	1	73.4		70.9	70.9	86.0	86.0	2,470,188	0	0	9
100 Summit Lake Drive	Valhalla, New York	Fee Interest	1	250,000	1	70.7		70.7	70.7	70.7	70.7	4,239,828	0	0	9
200 Summit Lake Drive	Valhalla, New York	Fee Interest	1	245,000	1	80.2		69.3	66.6	87.5	87.5	4,497,204	0	0	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	1	228,000	1	90.3		90.3	89.5	76.9	76.9	4,754,880	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	1	130,100	0	89.5		89.5	89.5	95.3	95.3	3,846,360	0	0	12
360 Hamilton Avenue	White Plains, New York	Fee Interest	1	384,000	1	89.0		89.0	88.7	94.3	94.3	12,042,276	1	1	17
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	77.2%		77.1%	76.6%	79.2%	79.8%	$43,928,844	5%	5%	97

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	92.8		95.4	96.0	97.8	93.9	8,688,108	1	1	56
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	57.3		64.1	69.0	69.0	66.6	637,428	0	0	8
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	50.1		64.9	60.4	54.6	54.6	1,810,548	0	0	15
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	84.9		84.9	77.7	76.6	72.7	2,657,040	0	0	11
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.0		99.3	99.5	99.5	99.5	959,256	0	0	9
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4		83.4	83.4	83.4	87.1	3,705,468	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9		76.9	76.9	10.8	10.8	325,320	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	76.5		76.5	76.5	74.6	74.6	4,278,888		0	8
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6		93.6	93.6	93.6	93.6	6,490,848		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	86.7		86.0	86.0	86.0	78.7	5,914,260	1	1	20
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	65.3		63.5	60.9	60.9	60.9	3,022,860	0	0	19
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	57.0		55.1	55.1	55.1	55.1	3,117,960	0	0	11
Connecticut Subtotal/Weighted Average			12	1,634,700	5%	79.8%		81.3%	80.6%	80.7%	79.3%	$41,607,984	3%	3%	171

“Non Same Store” Brooklyn, NY
16 Court Street	Brooklyn, New York	Fee Interest	1	317,600	1	88.4		84.9	84.5	84.0	83.7	10,545,480	1	1	67
Brooklyn, NY Subtotal/Weighted Average			1	317,600	1%	88.4%		84.9%	84.5%	84.0%	83.7%	$10,545,480	1%	1%	67

Total / Weighted Average Consolidated Properties			26	4,087,400	14%	79.1%		79.4%	78.8%	79.6%	79.3%	$96,082,308	9%	9%	335

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	80.5		78.4	79.4	79.7	82.2	11,737,476		1	50
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	89.6		89.6	89.6	89.6	91.2	19,600,296		0	33
Total / Weighted Average Unconsolidated Properties			4	1,222,100	4%	85.3%		84.3%	84.7%	84.7%	86.2%	$31,337,772		0%	83

Suburban Grand Total / Weighted Average			30	5,309,500	18%	80.5%		80.5%	80.2%	81.3%	81.5%	$127,420,080			418
Suburban Grand Total - SLG share of Annualized Rent												$100,644,895		9%
Suburban Same Store Occupancy % - Combined				4,991,900	94%	80.0	%(2)	80.2%	79.9%	80.6%	80.8%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

(2) Suburban same-store occupancy, inclusive of 57,412 square feet of leases signed but not yet commenced, increased to 81.2% as of September 30, 2013.

SELECTED PROPERTY DATA Retail, Development / Redevelopment, Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants
“Same Store” Retail
1604 Broadway - 70%	Times Square	Leasehold Interest	1	29,876	5	23.7	23.7	23.7	23.7	23.7	2,001,902	4	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	3	100.0	100.0	100.0	100.0	100.0	2,123,688	2	15,482,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	5	100.0	100.0	100.0	100.0	100.0	8,228,148	11	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	3	100.0	100.0	100.0	100.0	100.0	4,937,856	7	48,002,623	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	19	89.4	89.4	89.4	89.4	89.4	34,818,624	10	279,966,857	7
Williamsburg Terrace	Brooklyn, New York	Fee Interest	1	52,000	8	100.0	100.0	100.0	100.0	100.0	1,558,032	4	16,357,696	3
Subtotal/Weighted Average			6	264,276	43%	86.6%	86.6%	86.6%	86.6%	86.6%	$53,668,250	38%	$390,650,372	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	4	100.0	100.0	100.0	100.0	100.0	1,474,750	3	7,534,021	7
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	3	100.0	100.0	100.0	100.0	N/A	3,381,371	3	83,518,773	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	11	100.0	100.0	100.0	100.0	N/A	4,654,320	13	133,112,794	12
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	25	100.0	—	—	—	—	9,622,660	7	134,772,708	3
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	10	84.6	84.8	84.7	84.7	84.7	20,920,464	28	224,504,508	8
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	3	100.0	100.0	100.0	100.0	100.0	3,561,060	8	7,140,833	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	1	82.6	82.6	100.0	100.0	100.0	618,924	1	16,638,154	4
Subtotal/Weighted Average			10	357,017	57%	96.9%	94.6%	95.1%	95.1%	91.4%	$44,233,549	62%	$607,221,791	36

Total / Weighted Average Retail Properties			16	621,293	100%	92.5%	90.0%	90.3%	90.3%	88.1%	$97,901,799	100%	$997,872,163	52

Development / Redevelopment
125 Chubb Way	Lyndhurst, New Jersey	Fee Interest	1	278,000	11	58.3	57.1	57.1	57.1	57.1	3,635,136	7	55,267,987	4
150 Grand Street	White Plains, New York	Fee Interest	1	85,000	4	31.5	31.5	31.3	33.0	33.0	687,456	1	17,160,823	16
7 Renaissance Square - 50%	White Plains, New York	Fee Interest	1	65,641	3	46.6	40.3	40.3	29.2	8.1	983,292	1	5,978,339	4
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	—	—	—	—	41,047,741	—
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	22	70.3	65.5	61.8	51.6	28.3	31,117,608	29	571,182,047	17
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	50	59.4	54.9	54.9	55.0	55.9	64,566,360	60	1,105,861,631	29
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	—	—	—	—	69,412,436	—
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	59.1	59.1	—	—	—	3,300,000	2	74,046,073	1
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	1	—	—	—	—	N/A	—	—	21,818,906	—
1080 Amsterdam - 87.5%	Upper West Side	Leasehold Interest	1	82,250	3	2.2	2.2	2.2	2.2	N/A	146,475	0	30,690,660	1
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	—	—	23.3	23.3	23.3	—	—	232,607,413	—
Total / Weighted Average Development / Redevelopment Properties			13	2,424,605	100	54.6%	47.9%	47.3%	45.0%	40.0%	$104,436,327	100%	$2,225,074,056	72

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,531,250	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	16,246,260	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,777,510	100%	$559,279,807

West Coast
West Coast Office Portfolio - 43.74%		Fee Interest	52	3,654,315	100	75.8	76.5	77.0	76.9	76.3	72,508,408	100	648,436,486
Total / Weighted Average California Properties			52	3,654,315	100%	75.8%	76.5%	77.0%	76.9%	76.3%	$72,508,408	100%	$648,436,486

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value
400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	259	95.0	98.1	94.6	91.9	95.4	2,933	10,193,003	115,041,420
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	96.8	100.0	96.8	97.6	97.6	2,915	4,718,530	50,452,155
248-252 Bedford Avenue - 90%	Brooklyn, New York	Fee Interest	1	66,611	84	67.9	20.2	—	N/A	N/A	4,526	3,095,663	56,656,292
Total / Weighted Average Residential Properties			3	497,093	468	90.6%	84.6%	78.2%	93.8%	96.1%	$3,214	$18,007,197	$222,149,867

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	215,400	2	86.5	85.8	84.9	81.6	77.7	8,859,024	2	2	23
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.4	99.4	99.4	99.4	95.9	16,431,240	5	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	10	99.1	99.8	99.2	99.2	99.2	33,501,960	9	8	10
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	85.0	85.0	85.8	85.2	85.2	14,879,952	4	4	11
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	100.0	100.0	100.0	100.0	99.4	21,065,988	6	5	8
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.8	96.8	96.1	97.5	98.0	42,093,540	12	10	29
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	91.5	91.0	87.6	87.6	86.0	39,843,684	11	10	43
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	96.9	96.9	96.9	96.9	96.9	87,558,036		11	12
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	95.2	95.2	97.6	97.6	95.2	77,025,060	21	19	18
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	98.1	95.3	97.0	97.0	94.8	37,342,680	10	9	36
Subtotal / Weighted Average			6,488,400	67%	96.1%	96.1%	96.1%	96.2%	94.8%	$378,601,164	80%	81%	204

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	95.3	93.6	93.6	95.8	95.8	10,432,992	3	3	14
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	92.1	92.1	8,334,252	2	2	7
Subtotal / Weighted Average			378,000	4%	93.9%	92.9%	92.9%	94.2%	94.2%	$18,767,244	5%	5%	21

Grand Total / Weighted Average			6,866,400	71%	96.0%	96.0%	95.9%	96.0%	94.7%	$397,368,408	85%		225
Grand Total - SLG share of Annualized Rent										$354,464,970		86%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	74.8	74.9	74.9	74.9	74.9	103,548	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	47.0	47.0	47.0	47.0	47.0	1,345,908	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	57.2	55.7	63.3	63.3	70.8	1,705,944	0	0	3
1100 King Street - 4 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	69.6	68.1	59.4	59.4	59.4	1,649,808	0	0	8
1100 King Street - 5 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	80.5	80.5	80.5	79.8	79.2	1,776,768	0	0	9
1100 King Street - 6 Int’l Drive	Rye Brook, New York	Fee Interest	90,000	1	88.0	88.0	88.0	71.2	78.2	2,662,596	1	1	4
520 White Plains Road	Tarrytown, New York	Fee Interest	180,000	2	57.8	75.4	75.4	72.5	72.5	2,833,536	1	1	8
115-117 Stevens Avenue	Valhalla, New York	Fee Interest	178,000	2	73.4	70.9	70.9	86.0	86.0	2,470,188	1	1	9
100 Summit Lake Drive	Valhalla, New York	Fee Interest	250,000	3	70.7	70.7	70.7	70.7	70.7	4,239,828	1	1	9
200 Summit Lake Drive	Valhalla, New York	Fee Interest	245,000	3	80.2	69.3	66.6	87.5	87.5	4,497,204	1	1	8
500 Summit Lake Drive	Valhalla, New York	Fee Interest	228,000	2	90.3	90.3	89.5	76.9	76.9	4,754,880	1	1	6
140 Grand Street	White Plains, New York	Fee Interest	130,100	1	89.5	89.5	89.5	95.3	95.3	3,846,360	1	1	12
360 Hamilton Avenue	White Plains, New York	Fee Interest	384,000	4	89.0	89.0	88.7	94.3	94.3	12,042,276	3	3	17
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	76.5	76.5	76.5	74.6	74.6	4,278,888		1	8
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	6,490,848		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	86.7	86.0	86.0	86.0	78.7	5,914,260	2	1	20
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	65.3	63.5	60.9	60.9	60.9	3,022,860	1	1	19

Total / Weighted Average Consolidated Properties			2,785,500	29%	78.3%	78.1%	77.5%	79.5%	79.5%	$63,635,700	15%	14%	152

Grand Total / Weighted Average			2,785,500	29%	78.3%	78.1%	77.5%	79.5%	79.5%	$63,635,700			152
Grand Total - SLG share of Annualized Rent										$58,358,529		14%

Reckson Portfolio Grand Total			9,651,900	100%	90.9%	91.0%	90.8%	91.4%	90.4%	$461,004,108			377
Portfolio Grand Total - SLG Share of Annualized Rent										$412,823,500	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Development Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Sep-13	Jun-13	Mar-13	Dec-12	Sep-12	Cash Rent ($’s)	Book Value	Tenants
“Non Same Store”
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	69,412,436	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$69,412,436	—

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating (2)

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$130,627,410	(1)	$43.21	9.3%	$74,355,110	6.5%	A-
Viacom International, Inc.	1515 Broadway	2031	1,330,735	83,390,976		$62.67	6.0%	83,390,976	7.3%	BBB
Credit Suisse Securities (USA), Inc.	1 Madison Avenue , 280 Park Avenue & 1055 Washington	2014, 2019 & 2020	1,241,354	72,534,390		$58.43	5.2%	69,123,136	6.0%	A
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	43,099,773		$53.66	3.1%	21,515,407	1.9%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	37,785,768		$58.62	2.7%	12,189,689	1.1%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,898,335		$67.65	3.0%	21,368,151	1.9%
Omnicom Group, Inc.	220 East 42nd Street	2017	493,560	20,614,734		$41.77	1.5%	20,614,734	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	341,903	14,390,930		$42.09	1.0%	14,390,930	1.3%	AA
Ralph Lauren Corporation	625 Madison Avenue	2019	339,381	23,228,225		$68.44	1.7%	23,228,225	2.0%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	15,190,466		$44.78	1.1%	15,190,466	1.3%
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	16,442,918		$56.79	1.2%	10,670,855	0.9%	BBB+
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,740,482		$38.03	0.8%	10,740,482	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,389,512		$62.27	1.2%	8,358,651	0.7%
HF Management Services LLC	100 Church Street & 521 Fifth Avenue	2015 & 2032	252,762	8,343,939		$33.01	0.6%	8,343,939	0.7%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,606,262		$45.57	0.8%	10,606,262	0.9%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,804,014		$25.48	0.4%	5,804,014	0.5%	A
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	11,093,850		$49.65	0.8%	5,538,050	0.5%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2021	213,456	10,974,003		$51.41	0.8%	9,880,583	0.9%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2013, 2015 & 2030	207,136	7,725,598		$37.30	0.6%	7,725,598	0.7%	Aa2
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,731,274		$70.12	0.9%	12,731,274	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	172,502	4,816,190		$27.92	0.3%	4,816,190	0.4%	BBB+
United Nations	220 East 42nd Street	2017, 2021 & 2022	169,137	7,793,152		$46.08	0.6%	7,793,152	0.7%	A1
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,649,342		$84.40	1.0%	13,649,342	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	10,065,376		$62.93	0.7%	10,065,376	0.9%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,292	9,909,020		$62.21	0.7%	9,909,020	0.9%	BBB
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,483,879		$84.23	0.9%	12,483,879	1.1%
New York Hospitals Center	673 First Avenue	2021 & 2026	147,433	7,499,329		$50.87	0.5%	7,499,329	0.7%
Banque National De Paris	919 Third Avenue	2016	145,834	9,519,693		$65.28	0.7%	4,855,043	0.4%	A+
Beth Israel Medical Center & The Mount Sinai Hospital	555 West 57th Street & 625 Madison Avenue	2016 & 2030	144,251	6,054,632		$41.97	0.4%	3,087,863	0.3%
Draft Worldwide Inc.	919 Third Avenue	2013	141,260	8,536,758		$60.43	0.6%	4,353,747	0.4%

Total			13,100,331	$683,940,228	(1)	$52.21	48.9%	$524,279,470	45.6%

Portfolio Grand Total			29,256,879	$1,400,058,372	(1)	$47.85		$1,148,951,013

(1)       Reflects the net rent of $41.68 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total PSF annualized rent would be $60.13.

Total PSF annualized rent for the largest tenants would be $56.11 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $49.59.

(2)       Corporate or bond rating.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/13			1,400,204

Space which became available during the Quarter (2):
Office
	51 East 42nd Street	4	4,535	4,535	$63.05
	120 West 45th Street	2	5,323	5,321	$58.25
	125 Park Avenue	1	24,694	24,694	$54.39
	220 East 42nd Street	2	62,593	69,815	$54.94
	317 Madison Avenue	2	7,895	7,931	$45.96
	420 Lexington Avenue	16	88,045	104,872	$54.81
	521 Fifth Avenue	2	8,851	9,189	$49.37
	555 West 57th Street	1	7,715	8,160	$43.23
	600 Lexington Avenue	1	2,765	2,765	$71.84
	641 Sixth Avenue	1	10,000	10,000	$34.58
	800 Third Avenue	1	4,000	4,000	$53.49
	810 Seventh Avenue	1	15,500	16,858	$104.93
	Total/Weighted Average	34	241,916	268,140	$56.77

Retail
	331 Madison Avenue	1	600	968	$99.17
	Total/Weighted Average	1	600	968	$99.17

Storage
	317 Madison Avenue	1	263	263	$29.08
	420 Lexington Avenue	1	734	844	$27.04
	600 Lexington Avenue	1	120	120	$27.32
	Total/Weighted Average	3	1,117	1,227	$27.50

	Total Space which became available during the Quarter
	Office	34	241,916	268,140	$56.77
	Retail	1	600	968	$99.17
	Storage	3	1,117	1,227	$27.50
		38	243,633	270,335	$56.79

	Total Available Space		1,643,837

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties

Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,643,837

Office
	51 East 42nd Street	1	0.3	202	226	$47.55	$—	$—	—
	100 Church Street	3	13.1	40,806	33,683	$39.34	$—	$28.50	6.6
	120 West 45th Street	4	5.2	18,071	18,559	$50.97	$67.12	$31.28	4.6
	125 Park Avenue	1	11.0	52,450	52,450	$61.00	$—	$70.00	12.0
	220 East 42nd Street	2	10.0	29,787	30,030	$48.67	$—	$88.43	3.0
	304 Park Avenue South	1	14.8	3,788	3,788	$59.00	$—	$55.00	10.0
	317 Madison Avenue	2	2.1	9,371	10,012	$40.50	$—	$4.54	0.5
	420 Lexington Avenue	9	6.3	15,151	19,931	$52.36	$54.88	$4.99	0.5
	521 Fifth Avenue	2	10.5	26,647	28,257	$48.33	$60.39	$58.01	6.3
	600 Lexington Avenue	2	8.5	10,230	10,478	$75.35	$—	$48.44	6.2
	641 Sixth Avenue	1	2.4	10,000	11,500	$47.04	$30.07	$0.10	5.5
	800 Third Avenue	6	9.2	43,210	45,605	$53.11	$—	$32.64	5.9
	810 Seventh Avenue	2	10.5	18,788	20,919	$59.59	$102.13	$16.90	2.9
	1350 Avenue of the Americas	3	9.9	15,619	15,630	$78.09	$64.04	$78.67	5.0
	Total/Weighted Average	39	9.4	294,120	301,068	$53.81	$64.36	$44.64	6.0

Retail
	220 East 42nd Street	1	10.4	3,309	3,309	$93.44	$56.62	$—	5.0
	625 Madison Avenue	1	0.5	951	951	$325.00	$256.22	$—	—
	Total/Weighted Average	2	8.2	4,260	4,260	$145.13	$101.18	$—	3.9

Storage
	220 East 42nd Street	1	10.0	283	290	$25.00	$—	$—	3.0
	420 Lexington Avenue	2	6.0	316	498	$23.61	$—	$2.01	—
	555 West 57th Street	2	10.4	1,092	1,413	$40.20	$—	$—	—
	600 Lexington Avenue	1	7.7	120	120	$30.00	$27.32	$—	—
	Total/Weighted Average	6	9.3	1,811	2,321	$34.21	$27.32	$0.43	0.4

Leased Space
	Office (3)	39	9.4	294,120	301,068	$53.81	$64.36	$44.64	6.0
	Retail	2	8.2	4,260	4,260	$145.13	$101.18	$—	3.9
	Storage	6	9.3	1,811	2,321	$34.21	$27.32	$0.43	0.4
	Total	47	9.4	300,191	307,649	$54.93	$65.93	$43.69	5.9

Total Available Space as of 9/30/13				1,343,646

Early Renewals
Office
	420 Lexington Avenue	5	6.3	27,757	29,796	$57.23	$52.41	$1.53	1.8
	600 Lexington Avenue	1	7.3	6,767	6,767	$75.00	$73.80	$15.00	3.0
	800 Third Avenue	1	2.0	3,037	4,968	$58.53	$55.22	$—	—
	810 Seventh Avenue	1	5.0	20,500	22,393	$50.00	$47.45	$15.00	2.0
	Total/Weighted Average	8	5.6	58,061	63,924	$56.68	$53.15	$7.56	1.8

Retail
	625 Madison Avenue	1	10.0	1,357	1,357	$710.91	$656.52	$—	—
	711 Third Avenue	1	10.0	4,039	4,230	$220.00	$190.17	$—	—
	Total/Weighted Average	2	10.0	5,396	5,587	$339.23	$303.44	$—	—

Storage
	420 Lexington Avenue	2	3.0	878	1,030	$23.93	21.53	$—	—
	Total/Weighted Average	2	3.0	878	1,030	$23.93	$21.53	$—	—

Renewals
	Early Renewals Office	8	5.6	58,061	63,924	$56.68	$53.15	$7.56	1.8
	Early Renewals Retail	2	10.0	5,396	5,587	$339.23	$303.44	$—	—
	Early Renewals Storage	2	3.0	878	1,030	$23.93	$21.53	$—	—
	Total	12	5.9	64,335	70,541	$78.58	$72.52	$6.85	1.7

(1)       Annual initial base rent.

(2)       Escalated rent is calculated as total annual income less electric charges.

(3)       Average starting office rent excluding new tenants replacing vacancies is $56.85/rsf for 92,608 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $56.78/rsf for 156,532 rentable SF.

Leasing Activity - Suburban Operating Properties Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 6/30/13			1,146,726

Less: Sold Vacancies	300 Main Street		(24,059)

Space which became available during the Quarter (2):
Office
	1100 King Street - 1 Int’l Drive, Rye Brook, New York	1	63,184	63,184	$24.37
	520 White Plains Road, Tarrytown, New York	1	61,128	61,128	$17.20
	115-117 Stevens Avenue, Valhalla, New York	1	4,464	4,464	$22.95
	200 Summit Lake Drive, Valhalla, New York	1	2,083	2,083	$24.43
	1 Landmark Square, Stamford, Connecticut	3	14,680	14,722	$36.78
	2 Landmark Square, Stamford, Connecticut	1	3,158	3,158	$33.34
	3 Landmark Square, Stamford, Connecticut	3	36,054	36,054	$35.23
	680 Washington Boulevard, Stamford, Connecticut	1	11,576	11,576	$48.52
	1055 Washington Boulevard, Stamford, Connecticut	3	6,185	6,919	$38.46
	The Meadows, Rutherford, New Jersey	4	8,716	8,716	$28.93
	16 Court Street, Brooklyn, NY	1	1,106	1,119	$31.24
	Total/Weighted Average	20	212,334	213,123	$27.10

Storage
	200 Summit Lake Drive, Valhalla, New York	1	966	966	$12.00
	5 Landmark Square, Stamford, Connecticut	1	175	175	$15.00
	500 West Putnam Avenue, Greenwich, Connecticut	1	225	225	$15.00
	Total/Weighted Average	3	1,366	1,366	$12.88

	Total Space which became available during the Quarter
	Office	20	212,334	213,123	$27.10
	Storage	3	1,366	1,366	$12.88
		23	213,700	214,489	$27.01

	Total Available Space		1,336,367

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties

Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,336,367

Office
	1100 King Street - 1 Int’l Drive, Rye Brook, New York	3	10.8	63,145	67,145	$24.50	$22.92	$26.21	9.0
	1100 King Street - 3 Int’l Drive, Rye Brook, New York	1	3.3	1,314	1,314	$25.00	$—	$11.04	3.0
	1100 King Street - 4 Int’l Drive, Rye Brook, New York	1	5.3	1,309	1,309	$24.50	$—	$22.00	3.0
	520 White Plains Road, Tarrytown, New York	1	6.3	29,476	29,476	$28.00	$—	$40.19	4.0
	115-117 Stevens Avenue, Valhalla, New York	1	5.0	8,990	9,171	$22.00	$—	$34.31	—
	200 Summit Lake Drive, Valhalla, New York	3	7.6	29,858	26,950	$23.88	$22.54	$45.72	7.7
	1 Landmark Square, Stamford, Connecticut	3	6.0	6,461	6,311	$29.64	$31.04	$5.10	2.7
	3 Landmark Square, Stamford, Connecticut	1	2.0	16,744	16,774	$30.00	$35.78	$—	—
	680 Washington Boulevard, Stamford, Connecticut	1	5.8	11,576	11,576	$48.52	$48.52	$—	3.0
	1010 Washington Boulevard, Stamford, Connecticut	2	5.6	2,577	2,577	$29.91	$—	$26.72	4.2
	1055 Washington Boulevard, Stamford, Connecticut	2	5.4	7,305	7,305	$33.66	$—	$20.65	4.0
	500 West Putnam Avenue, Greenwich, Connecticut	1	3.3	2,507	2,768	$40.00	$—	$—	3.0
	The Meadows, Rutherford, New Jersey	7	7.8	21,105	21,105	$25.92	$28.93	$18.61	3.1
	16 Court Street, Brooklyn, NY	6	4.6	12,295	15,357	$30.77	$41.96	$26.34	1.1
	Total/Weighted Average	33	7.3	214,662	219,138	$27.77	$27.75	$25.48	5.1

Storage
	1055 Washington Boulevard, Stamford, Connecticut	1	4.7	200	200	$12.00	$—	$—	—
	Total/Weighted Average	1	4.7	200	200	$12.00	$—	$—	—

Leased Space
	Office (3)	33	7.3	214,662	219,138	$27.77	$27.75	$25.48	5.1
	Storage	1	4.7	200	200	$12.00	$—	$—	—
	Total	34	7.3	214,862	219,338	$27.76	$27.75	$25.46	5.1

Total Available Space as of 9/30/13				1,121,505

Early Renewals
Office
	200 Summit Lake Drive, Valhalla, New York	1	3.3	2,486	2,486	$26.76	$26.26	$—	3.0
	Jericho Plaza, Jericho, New York	1	3.6	8,650	8,650	$33.00	$34.06	$6.00	2.0
	Total/Weighted Average	2	3.5	11,136	11,136	$31.61	$32.32	$4.66	2.2

Renewals
	Early Renewals Office	2	3.5	11,136	11,136	$31.61	$32.32	$4.66	2.2
	Total	2	3.5	11,136	11,136	$31.61	$32.32	$4.66	2.2

(1)       Annual initial base rent.

(2)       Escalated Rent is calculated as total annual income less electric charges.

(3)       Average starting office rent excluding new tenants replacing vacancies is $27.80/rsf for 132,651 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $28.09/rsf for 143,787 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2013 (1)	7	27,510	0.16%	$1,477,092	$53.69	$60.89		0	0	0.00%	$0	$0.00	$0.00
In 2nd Quarter 2013 (1)	3	4,972	0.03%	$415,728	$83.61	$83.25		0	0	0.00%	$0	$0.00	$0.00
In 3rd Quarter 2013 (1)	4	15,754	0.09%	$730,632	$46.38	$48.36		1	120	0.00%	$3,276	$27.30	$30.00
In 4th Quarter 2013	37	339,287	1.97%	$20,483,280	$60.37	$67.35		1	2,354	0.04%	$211,860	$90.00	$85.00

Total 2013	51	387,523	2.25%	$23,106,732	$59.63	$66.32		2	2,474	0.04%	$215,136	$86.96	$82.33

1st Quarter 2014	36	335,391	1.95%	$20,147,144	$60.07	$66.79		10	54,187	0.94%	$3,402,852	$62.80	$65.25
2nd Quarter 2014	27	968,255	5.63%	$51,751,440	$53.45	$51.28		7	263,182	4.58%	$15,322,548	$58.22	$72.66
3rd Quarter 2014	26	97,213	0.57%	$6,678,372	$68.70	$71.20		6	89,955	1.56%	$3,027,124	$33.65	$42.68
4th Quarter 2014	28	187,137	1.09%	$13,590,516	$72.62	$145.07		1	20,010	0.35%	$990,708	$49.51	$60.00

Total 2014	117	1,587,996	9.24%	$92,167,472	$58.04	$66.83		24	427,334	7.43%	$22,743,232	$53.22	$64.82

2015	127	773,156	4.50%	$40,805,337	$52.78	$60.06		27	231,046	4.02%	$12,932,304	$55.97	$62.36
2016	107	1,096,169	6.38%	$63,774,220	$58.18	$70.27		20	192,438	3.35%	$10,943,453	$56.87	$65.02
2017	115	1,652,711	9.61%	$90,551,271	$54.79	$58.36		14	162,323	2.82%	$9,592,853	$59.10	$59.44
2018	65	678,103	3.94%	$51,877,329	$76.50	$97.86		25	487,899	8.48%	$33,030,766	$67.70	$65.02
2019	29	842,191	4.90%	$52,598,369	$62.45	$63.04		6	147,945	2.57%	$10,880,970	$73.55	$70.25
2020	42	2,315,334	13.47%	$136,246,932	$58.85	$65.97		14	284,557	4.95%	$13,968,706	$49.09	$64.03
2021	40	2,285,653	13.29%	$124,671,705	$54.55	$58.22		7	127,019	2.21%	$5,910,468	$46.53	$60.23
2022	32	801,247	4.66%	$46,808,712	$58.42	$74.69		11	166,593	2.90%	$9,689,112	$58.16	$64.50
Thereafter	87	4,774,657	27.77%	$256,309,141	$53.68	$63.68		24	887,134	15.42%	$54,002,912	$60.87	$65.76
	812	17,194,740	100.00%	$978,917,220	$56.93	$65.19		174	3,116,762	54.19%	$183,909,912	$59.01	$64.66

							(4)	1	2,634,670	45.81%	$109,811,160
								175	5,751,432	100.00%	$293,721,072

(1) Includes month to month holdover tenants that expired prior to September 30, 2013.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $41.68/psf with annual CPI escalation.

(5) Management’s estimate of average asking rents for currently occupied space as of September 30, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2013 (1)	10	37,501	1.27%	$1,073,652	$28.63	$33.12	3	44,023	4.52%	$1,342,884	$30.50	$26.88
In 2nd Quarter 2013 (1)	7	37,051	1.25%	$1,154,532	$31.16	$34.69	0	0	0.00%	$0	$0.00	$0.00
In 3rd Quarter 2013 (1)	2	5,101	0.17%	$162,156	$31.79	$28.40	4	42,043	4.32%	$1,247,916	$29.68	$32.28
In 4th Quarter 2013	8	18,581	0.63%	$648,912	$34.92	$37.76	4	13,924	1.43%	$405,816	$29.15	$26.14

Total 2013	27	98,234	3.32%	$3,039,252	$30.94	$34.35	11	99,990	10.27%	$2,996,616	$29.97	$29.05

1st Quarter 2014	13	80,858	2.73%	$2,896,152	$35.82	$31.87	5	20,057	2.06%	$650,736	$32.44	$29.61
2nd Quarter 2014	8	28,159	0.95%	$1,061,724	$37.70	$34.98	5	17,493	1.80%	$523,020	$29.90	$31.37
3rd Quarter 2014	12	70,072	2.37%	$2,280,024	$32.54	$31.12	3	13,258	1.36%	$418,980	$31.60	$26.00
4th Quarter 2014	14	83,417	2.82%	$2,954,220	$35.42	$36.12	5	111,652	11.47%	$4,140,360	$37.08	$35.37

Total 2014	47	262,506	8.87%	$9,192,120	$35.02	$33.36	18	162,460	16.69%	$5,733,096	$35.29	$33.46

2015	50	274,011	9.26%	$9,466,500	$34.55	$34.32	16	133,885	13.75%	$4,310,412	$32.19	$32.14
2016	62	603,527	20.40%	$20,252,532	$33.56	$34.93	9	69,616	7.15%	$2,062,956	$29.63	$28.16
2017	35	173,216	5.86%	$6,946,200	$40.10	$38.64	9	82,537	8.48%	$2,752,104	$33.34	$34.65
2018	40	261,821	8.85%	$9,048,444	$34.56	$35.64	5	84,813	8.71%	$2,937,504	$34.64	$32.27
2019	19	472,459	15.97%	$12,720,240	$26.92	$29.30	4	47,705	4.90%	$1,645,488	$34.49	$32.55
2020	18	291,233	9.85%	$9,391,224	$32.25	$35.15	3	41,357	4.25%	$1,433,196	$34.65	$33.95
2021	14	188,451	6.37%	$4,902,149	$26.01	$28.80	3	76,346	7.84%	$2,675,448	$35.04	$35.58
2022	9	49,152	1.66%	$1,537,272	$31.28	$32.74	0	0	0.00%	$0	$0.00	$0.00
Thereafter	22	283,272	9.58%	$9,586,375	$33.84	$35.90	5	174,759	17.95%	$4,790,952	$27.41	$28.87
	343	2,957,882	100.00%	$96,082,308	$32.48	$33.78	83	973,468	100.00%	$31,337,772	$32.19	$31.76

(1)        Includes month to month holdover tenants that expired prior to September 30, 2013.

(2)        Tenants may have multiple leases.

(3)        Represents in place annualized rent allocated by year of maturity.

(4)        Management’s estimate of average asking rents for currently occupied space as of September 30, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2013	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	84.1	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.4	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.1	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.1	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	94.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	81.9	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	91.1	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.4	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.8	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	92.3	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	94.5	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.0	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	95.4	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	94.1	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	83.6	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	85.7	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	69.2	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	87.8	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	94.5	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	86.5	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	59.4	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.6	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	88.3	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	95.3	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1)       Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2)       Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)

2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

2013 Sales
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	$220,250,000	$638

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2013	Price ($’s) (1)

2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	83.3	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	77.2	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	89.6	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	65.3	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	57.0	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	88.4	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	31.5	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	80.5	$111,500,000
				5,880,500			$1,637,240,000
2013 Acquisition
Apr-13	16 Court Street - remaining 65%	Fee Interest	Brooklyn, New York	317,600	84.9	88.4	$96,200,000
				317,600			$96,200,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

2013 Sales
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	$13,500,000	$104

(1)              Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	9/30/2013	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	N/A	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	100.0	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	58.3	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	100.0	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	46.6	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	70.3	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	—	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	59.1	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	94.1	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.6	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	75.8	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	67.9	$54,900,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development / Redevelopment, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	$111,925,000	$275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	$66,993,750	$222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	$45,400,000	$411
				827,845	$230,568,750

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).